UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

UNITED HEALTH PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27781	84-1517723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave., Ste. A209

Henderson, NV 89052

(Address of Principal Executive Offices) (Zip Code)

(877) 358-3444

Registrant’s telephone number, including area code

 _________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 8.01 Other Events

The Company has been following the recommendations of local health authorities to minimize exposure risk for its team members (officers and consultants) for the past several weeks, including the temporary closures of certain offices of its team members to work remotely, and, as a result, the quarterly report will not be completed by the filing deadline, due to insufficient time to facilitate the internal and external review process.

ACCORDINGLY, UNITED HEALTH PRODUCTS, INC. (the Company) will be relying on the Securities and Exchange Commission's Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act of 1934 and Certain Rules Thereunder dated March 25, 2020 (Release No. 34-88318) (the Order) to delay the filing of its Form 10-Q for the quarter ended March 31, 2020 (the” Reports”) due to the circumstances related to COVID-19 and the Company’s officers, consultants and securities counsel working from home as non-essential people in various states across the country.

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its Report:

Impacts of COVID-19 to Business and the general economy

Covid -19 has recently caused a material and substantial adverse impact on our general economy. It has also caused there to be a hold on our FDA application for class III approval of our hemostyp product for internal surgical purposes while the FDA deals with the Covid-19 crisis. Recently, this hold was lifted by the FDA. The impacts of the global emergence of Coronavirus disease (COVID-19) on our business and the general economy, are currently not fully known. We are conducting business as usual with some modifications to, employee work locations, among other modifications We have observed other companies taking precautionary and preemptive actions to address COVID-19 and companies may take further actions that alter their normal business operations. We will continue to actively monitor the situation and may take further actions that alter our business operations as may be required by federal, state or local authorities or that we determine are in the best interests of our employees, potential partners, suppliers and stockholders. It is not clear what the potential effects any such alterations or modifications may have on our business, including the effects on our prospects, although we do anticipate it to negatively impact our financial results and the length of time needed to obtain FDA approval of our hemostyp product for internal surgical purposes during fiscal year 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on May 14, 2020.

United Health Products, Inc.

By:	/s/ Douglas Beplate
Douglas Beplate Principal Executive Officer

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